SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 13, 2002

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                        TEL-INSTRUMENT ELECTRONICS CORP
             (Exact name of registrant as specified in its charter)

         New Jersey                    33-18978                  22-1441806
(State or other jurisdiction   (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)

       728 Garden St
Carlstadt, New Jersey 07072                              (201) 933-1600
   (Address of principal                         (Registrant's telephone number,
     executive offices)                               including area code)

                                 Not Applicable

         (Former name or former address, if changed since last report.)

Item 4. Changes in Registrant's Certifying Auditors

      On December 11, 2002, the Board of Directors of Tel-Instrument Electronics Corp ("Company"), upon recommendation of its Audit Committee, appointed BDO Seidman, LLP as its new independent auditors. This determination followed the Company's evaluation of proposals from accounting firms to serve as the the Company's independent auditors for its fiscal year ending March 31, 2003. On November 15, 2002, the Company filed its report on Form 8-K and announced that it had dismissed its previous independent auditors.

      During the Company's two most recent fiscal years and through the date of this Form 8-K, the Company did not consult with BDO Seidman, LLP with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Exhibits

      99.1 Press release dated December 13, 2002.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

                                       TEL-INSTRUMENT ELECTRONICS CORP

Date: December 13, 2002                By          /s/ Joseph P. Macaluso
                                          --------------------------------------
                                                  /s/  Joseph P. Macaluso
                                                Principal Accounting Officer


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